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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 21, 2005

                       AMERICAN REAL ESTATE PARTNERS, L.P.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-9516                  13-3398766
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     (State or other       (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification No.)
      incorporation)
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                   100 South Bedford Road, Mt. Kisco, NY 10549
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (914) 242-7700

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communication pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On January 21, 2005, the Company issued a press release, a copy of which is filed as Exhibit 99.1.


EXHIBIT INDEX

      99.1  Press Release dated January 21, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE PARTNERS, L.P.
                                        (Registrant)


                                    By:   American Property Investors, Inc.
                                          General Partner


                                          By:   /s/ John P. Saldarelli
                                                --------------------------------
                                                John P. Saldarelli
                                                Vice President, Chief Financial
                                                Officer, Secretary and Treasurer

Date: January 21, 2005


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